MET INVESTORS SERIES TRUST

SUPPLEMENT DATED NOVEMBER 21, 2013

TO THE

PROSPECTUS DATED APRIL 29, 2013, AS AMENDED

BLACKROCK LARGE CAP CORE PORTFOLIO

The Board of Trustees of Met Investors Series Trust (the “Trust”) has approved a change of subadviser for the BlackRock Large Cap Core Portfolio (the “Portfolio”) from BlackRock Advisors, LLC (“BlackRock”) to Wellington Management Company, LLP (“Wellington Management”) to be effective on or about February 3, 2014, pursuant to a new subadvisory agreement between the Trust’s investment adviser, MetLife Advisers, LLC, and Wellington Management. Effective on or about February 3, 2014, the name of the Portfolio will change to WMC Large Cap Research Portfolio, and, unless noted otherwise below, all references to the former name of the Portfolio contained in the Prospectus will change to the Portfolio’s new name and references in the Portfolio’s Prospectus to BlackRock will change to Wellington Management. The Insurance Companies (as defined in the Prospectus) may temporarily continue to refer to BlackRock in their forms and communications until such documents can be revised.

In connection with the changes described above, the following changes to the Portfolio’s Prospectus are effective on or about February 3, 2014:

In the Portfolio Summary, the disclosure in the section entitled “Investment Objective” is deleted in its entirety and replaced with the following:

Long-term capital appreciation.

In the Portfolio Summary, the Annual Portfolio Operating Expenses table in the section entitled “Fees and Expenses of the Portfolio” is deleted in its entirety and replaced with the following:

	Class A	Class B	Class E
Management Fee	0.59%	0.59%	0.59%
Distribution and/or Service (12b-1) Fees	None	0.25%	0.15%
Other Expenses	0.05%	0.05%	0.05%

Total Annual Portfolio Operating Expenses	0.64%	0.89%	0.79%
Fee Waiver*	(0.05%)	(0.05%)	(0.05%)

Net Operating Expenses	0.59%	0.84%	0.74%

*	Restated to reflect that MetLife Advisers, LLC (“MetLife Advisers”) has contractually agreed, for the period on or about February 3, 2014 through April 30, 2014, to reduce the Management Fee for each Class of the Portfolio to the annual rate of 0.555% of the first $500 million of the Portfolio’s average daily net assets, 0.530% of such assets over $500 million up to $1 billion, 0.505% of such assets over $1 billion up to $21.25 billion and 0.500% of such assets over $21.25 billion. In addition, MetLife Advisers has agreed, for the period from on or about February 3, 2014 through April 30, 2014, to waive a portion of the Management Fee reflecting a portion of the savings from the application of a discount to the aggregate subadvisory fees payable by MetLife Advisers to Wellington Management that is calculated when the assets of the Portfolio are aggregated with those of certain other portfolios. These arrangements may be modified or discontinued prior to April 30, 2014, only with the approval of the Board of Trustees of the Portfolio.

In the Portfolio Summary, the disclosure in the section entitled “Example” is deleted in its entirety and replaced with the following:

The following Example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, that the Portfolio’s operating expenses remain the same and that all fee waivers for the Portfolio will expire after April 30, 2014. Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A	$60	$200	$353	$796
Class B	$86	$280	$490	$1,095
Class E	$76	$248	$435	$976

In the Portfolio Summary, the disclosure in the section entitled “Principal Investment Strategies” is deleted in its entirety and replaced with the following:

Wellington Management Company, LLP (“Wellington Management”), subadviser to the Portfolio, invests the Portfolio’s assets, under normal circumstances, primarily in equity securities of U.S. companies and, to a lesser extent, foreign companies. Under normal circumstances, the Portfolio invests at least 80% of its assets in securities of companies whose market capitalizations at the time of purchase are within the market capitalization range of companies included in the Russell 1000® Index or the S&P 500 Index. As of September 30, 2013, this market capitalization range was between $888 million and $493 billion. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stocks, American Depositary Receipts (“ADRs”), rights and warrants.

In managing the Portfolio, Wellington Management allocates the Portfolio’s assets across a variety of industries, selecting companies in each industry based on the research of Wellington Management’s team of global industry analysts. The Portfolio typically seeks to maintain representation in each major industry represented by broad-based, large cap U.S. equity indices. Wellington Management may invest up to 15% of the Portfolio’s total net assets in securities of foreign issuers and non-dollar denominated securities.

In analyzing a prospective investment for the Portfolio, Wellington Management utilizes a “bottom-up” approach, which is the use of fundamental analysis to identify specific securities for purchase or sale. Fundamental analysis of a company involves the assessment of a variety of factors, including the company’s business environment, management quality, balance sheet, income statement, anticipated earnings, revenues and dividends, and other related measures or indicators of valuation and growth potential.

In the Portfolio Summary, the disclosures concerning the following risks are deleted in their entirety from the section entitled “Principal Risks”: Portfolio Turnover Risk and Derivatives Risk.

In the Portfolio Summary, the following disclosures are added at the end of the section entitled “Principal Risks”:

Foreign Investment Risk. Investments in foreign securities tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks relating to political, social and economic developments abroad, as well as risks resulting from differences between the regulations and reporting standards and practices to which U.S. and foreign issuers are subject. To the extent foreign securities are denominated in foreign currencies, their values may be adversely affected by changes in currency exchange rates. All of the risks of investing in foreign securities are typically increased by investing in emerging market countries.

Convertible Securities Risk. Investments in convertible securities may be subject to market risk, credit and counterparty risk (the risk that an issuer or counterparty will default or become less creditworthy), interest rate risk (the risk that the value of an investment in an income-producing security will decrease as interest rates rise) and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. In addition, a convertible security may be bought back by the issuer at a time and a price that is disadvantageous to the Portfolio.

Real Estate Investment Risk. Investments in real estate investment trusts and other real estate related securities may be adversely impacted by the performance of the real estate market generally or that of a particular sub-sector or geographic region.

In the Portfolio Summary, the disclosure in the first and second paragraphs of the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

The information below shows the volatility of the Portfolio’s returns from year to year and how the Portfolio’s average annual returns over time compare with those of a broad-based securities market index. Both the bar chart and table assume reinvestment of dividends and distributions. Note that the results in the bar chart and table do not include the effect of Contract charges. If these Contract charges had been included, performance would have been lower. As with all mutual funds, past returns are not a prediction of future returns. Effective on or about February 3, 2014, Wellington Management became the subadviser to the Portfolio. Investment performance prior to that date is attributable to former investment subadvisers to the Portfolio and the Portfolio’s predecessor fund. Effective on or about February 3, 2014, the S&P 500 Index replaced the Russell 1000 Index as the primary benchmark of the Portfolio, and the Russell 1000 Index became the secondary benchmark. These benchmark changes were made because the S&P 500 Index more precisely reflects the market in which the Portfolio invests.

In the Portfolio Summary, the Average Annual Total Return table in the section entitled “Past Performance” is deleted in its entirety and replaced with the following:

Average Annual Total Return as of December 31, 2012
	1 Year	5 Years	10 Years	Since Inception	Inception Date
Class A	13.59%	-0.74%	6.32%	—	—
Class B	13.32%	-0.99%	N/A	-0.71%	4-30-07
Class E	13.51%	-0.87%	N/A	-0.60%	4-30-07
S&P 500 Index (reflects no deduction for mutual fund fees or expenses)	16.00%	1.66%	7.10%	—	—
Russell 1000 Index (reflects no deduction for mutual fund fees or expenses)	16.42%	1.92%	7.52%	—	—

In the Portfolio Summary, the disclosure regarding the Portfolio’s subadviser and portfolio managers in the section entitled “Management” is deleted in its entirety and replaced with the following:

Subadviser. Wellington Management Company, LLP (the “Subadviser”) is the subadviser to the Portfolio.

Portfolio Managers. The Portfolio is managed by a team led by Cheryl M. Duckworth, Managing Director and Associate Director of Global Industry Research affiliated with Wellington Management, and Mark D. Mandel, Senior Vice President and Director of Global Industry Research of Wellington Management. Ms. Duckworth and Mr. Mandel have been managers of the Portfolio since February 2014.

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The disclosures concerning the following risks are deleted in their entirety from the section entitled “Principal Risks of Investing in the Portfolio”: Portfolio Turnover Risk and Derivatives Risk. In addition, the disclosure concerning the following related risk is deleted in its entirety from the section entitled “Principal Risks of Investing in the Portfolio—Related Risks”: Leveraging Risk.

The following disclosures are added at the end of the section entitled “Principal Risks of Investing in the Portfolio”:

Foreign Investment Risk

Investments in foreign securities, including depositary receipts, tend to be more volatile and less liquid than investments in U.S. securities because, among other things, they involve risks not associated with investing in U.S. securities. These additional risks may adversely affect the Portfolio’s performance.

Investments in foreign securities, whether denominated in U.S. dollars or foreign currencies, are subject to political, social and economic developments in the countries and regions where the issuers operate or are domiciled or where the securities are traded.

Less information may be publicly available about foreign companies than about U.S. companies. Foreign companies are generally not subject to the same accounting, auditing and financial reporting standards and practices as are U.S. companies. In addition, the Portfolio’s investments in foreign securities may be subject to the risk of nationalization or expropriation of assets, imposition of currency exchange controls or restrictions on the repatriation of foreign currency and confiscatory taxation. Moreover, the Portfolio may have more limited recourse against an issuer than it would in the United States.

The costs of buying, selling and holding foreign securities, including brokerage, tax and custody costs, may be higher than those involved in domestic transactions. Foreign settlement and clearance procedures and trade regulations may involve certain risks (such as delays in payment for or delivery of securities) not typically associated with the settlement of U.S. investments.

To the extent the Portfolio owns foreign securities denominated in foreign currencies, directly holds foreign currencies or purchases and sells foreign currencies, changes in currency exchange rates may affect the Portfolio’s net asset value, as well as the value of dividends and interest earned, and gains and losses realized on the sale of foreign securities. An increase in the strength of the U.S. dollar relative to these other currencies may cause the value of the Portfolio to decline. Certain foreign currencies may be particularly volatile, and foreign governments may intervene in the currency markets, causing a decline in value or liquidity of the Portfolio’s foreign currency or securities holdings. Although the Portfolio may employ certain techniques, such as forward contracts and futures contracts, in an effort to reduce the risk of unfavorable changes in currency exchange rates, there is no assurance that those techniques will be effective. If such techniques are employed and are effective, they will generally reduce or eliminate the benefit of any changes in currency exchange rates that otherwise would have been favorable to the Portfolio.

All of the risks of investing in foreign securities are typically increased by investing in emerging market countries. Generally, economic structures in these countries are less diverse and mature than those in developed countries, and their political systems are less stable. Investments in emerging market countries may be affected by national policies that restrict foreign investment in certain issuers or industries or that prevent foreign investors from withdrawing their money at will. Small securities markets and low trading volumes in emerging market countries can make investments illiquid and more volatile than investments in developed countries, and such securities may be subject to abrupt and severe price declines.

Convertible Securities Risk

Investments in convertible securities may be subject to market risk, credit and counterparty risk, interest rate risk and other risks associated with investments in equity and fixed income securities, depending on the price of the underlying security and the conversion price. The value of a convertible security will tend to be more susceptible to fixed income security related risks (e.g., interest rate risk and credit risk) when the price of the underlying security is less than the price at which the convertible security may be converted into an equity security. Conversely, the value of a convertible security will tend to be more susceptible to equity security related risks (e.g., market risk) when the price of the underlying security is greater than the price at which the convertible security may be converted into an equity security. An issuer of convertible securities may have the right to buy back the securities at a time and a price that is disadvantageous to the Portfolio.

Real Estate Investment Risk

Real estate investments are subject to market risk, interest rate risk and credit risk. The performance of a Portfolio that invests a substantial portion of its assets in the real estate industry or in securities related to the real estate industry may be adversely affected when the real estate market declines. When a Portfolio focuses its investments in particular sub-sectors of the real estate industry (e.g., apartments, retail, hotels, offices, industrial, health care) or particular geographic regions, the Portfolio’s performance would be especially sensitive to developments that significantly affected those particular sub-sectors or geographic regions. The shares of a Portfolio that concentrates its investments in the real estate industry may be more volatile compared to the value of shares of a portfolio with investments in a mix of different industries.

Investments in real estate investment trusts (“REITs”) may be particularly sensitive to falling property values and increasing defaults on real estate mortgages. Due to their dependence on the management skills of their managers, REITs may underperform if their managers are incorrect in their assessment of particular real estate investments. REITs are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass through of income under the Internal Revenue Code of 1986 or failing to maintain exemption from the Investment Company Act of 1940, as amended. An adverse development in any of these areas could cause the value of a REIT to fall and the performance of the Portfolio to decline. In the event an issuer of debt securities collateralized by real estate defaults, it is conceivable that a REIT could end up holding the underlying real estate. The disposition of such real estate could cause a REIT to incur unforeseen expenses that could reduce the value of the REIT.

The following disclosure is added at the end of the subsection entitled “Principal Risks of Investing in the Portfolio—Related Risks”:

Interest Rate Risk

The values of debt securities are subject to change when prevailing interest rates change. When interest rates go up, the value of existing debt securities and certain dividend paying stocks tends to fall. For a Portfolio that invests its assets in debt securities or stocks purchased primarily for dividend income, when interest rates rise, the value of your investment may decline. Alternatively, when interest rates go down, the value of debt securities and certain dividend paying stocks may rise. The interest earned on the Portfolio’s investments in fixed income securities may decline when prevailing interest rates decline.

Interest rate risk will affect the price of a fixed income security more if the security has a longer duration. Fixed income securities with longer durations will therefore generally be more volatile than similar fixed income securities with shorter durations. The average maturity and duration of the Portfolio’s fixed income investments will affect the volatility of the Portfolio’s share price.

Some debt securities grant the issuer the right to call or repay the debt before it is due and involve the risk that an issuer will repay the principal or repurchase the security before it matures. The Portfolio may buy another security with the proceeds, but that other security might pay a lower interest rate. Also, if the Portfolio paid a premium when it bought the security, it may receive less from the issuer than it paid for the security.

The subsection entitled “Additional Information about the Portfolio’s Investment Strategies—Portfolio Turnover” is deleted in its entirety.

The disclosure in the subsection entitled “Additional Information about the Portfolio’s Investment Strategies—Index Description” is deleted in its entirety and replaced with the following:

Index Descriptions

The S&P 500 Index is a widely recognized unmanaged index that measures the stock performance of 500 large- and medium-sized companies and is often used to indicate the performance of the overall stock market.

The Russell 1000 Index is an unmanaged measure of the 1,000 largest companies in the Russell 3000 Index, which represents approximately 90% of the investable U.S. equity market.

It is not possible to invest directly in an index.

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The subsection entitled “Additional Information About Management—Fee Waiver Arrangement,” is deleted in its entirety.

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In the subsection entitled “Additional Information About Management—The Subadviser,” the fourth and fifth paragraphs are deleted in their entirety and replaced with the following:

Wellington Management Company, LLP, 280 Congress Street, Boston, Massachusetts 02210, is the Subadviser to the Portfolio. Wellington Management is a professional investment counseling firm that provides investment services to investment companies, employee benefit plans, endowments, foundations and other institutions. Wellington Management and its predecessor organizations have provided investment advisory services for over 80 years. As of September 30, 2013, Wellington Management had investment authority with respect to approximately $799 billion in assets.

The Portfolio is managed by a team of investment professionals who participate in the research process and stock selection. The lead members of this team are Cheryl M. Duckworth and Mark D. Mandel. Ms. Duckworth and Mr. Mandel are jointly and primarily responsible for the day-to-day management of the Portfolio.

Cheryl M. Duckworth, CFA, Managing Director and Associate Director of Global Industry Research affiliated with Wellington Management and located outside the U.S., supervises and coordinates a team of global industry analysts that manage the Portfolio and has served in this capacity for the Portfolio since February 2014. Ms. Duckworth joined Wellington Management as an investment professional in 1994.

Mark D. Mandel, CFA, Senior Vice President and Director of Global Industry Research of Wellington Management, supervises a team of global industry analysts that manage the Portfolio and has served in this capacity for the Portfolio since February 2014. Mr. Mandel joined Wellington Management as an investment professional in 1994.

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PROSPECTUS FOR FUTURE REFERENCE